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                                                                  EXHIBIT 10.12

                                     FORM OF

                PLEDGE OF SHARES OF BENEFICIAL INTEREST AGREEMENT

         THIS PLEDGE OF SHARES OF BENEFICIAL INTEREST AGREEMENT (this "AGREEMENT") is made and given as of , 2002 by FSQ, INC., a Delaware corporation (the "PLEDGOR"), for the benefit of each of the other parties identified on the signature page hereof (together with their respective successors and assigns, collectively, the "SECURED PARTIES").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Master Lease Agreement, dated as of the date hereof (the "MASTER LEASE"), the Secured Parties leased to FS Tenant Holding Company Trust, a Maryland business trust (the "TENANT"), and the Tenant leased from the Secured Parties, certain premises as more particularly described in the Master Lease, subject to and upon the terms and conditions set forth therein; and

         WHEREAS, pursuant to a Guaranty Agreement, dated as of the date hereof (the "GUARANTY"), Five Star Quality Care, Inc., a Maryland corporation (the "GUARANTOR"), guaranteed to the Secured Parties the payment and performance of all of the obligations of the Tenant to the Secured Parties with respect to the Master Lease and other related documents, subject to and upon the terms and conditions set forth therein; and

         WHEREAS, the Pledgor owns all of the outstanding shares of beneficial interest in the Tenant and is a wholly-owned subsidiary of the Guarantor; and

         WHEREAS, the Pledgor shall derive direct substantial benefit from the transactions contemplated by the Master Lease and the Guaranty; and

         WHEREAS, it is a condition precedent to the Secured Parties' entering into the Master Lease and accepting the Guaranty that the Pledgor pledge all of the shares of beneficial interest in the Tenant to the Secured Parties as security for the payment and performance of (i) all of the obligations of the Tenant to the Secured Parties with respect to the Master Lease and other related documents and (ii) all of the obligations of

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the Guarantor to the Secured Parties with respect to the Guaranty and other related documents;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the Pledgor hereby agrees as follows:

         SECTION 1. CERTAIN TERMS. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Master Lease. The Master Lease, the Incidental Documents and the Guaranty are herein collectively referred to as the "TRANSACTION DOCUMENTS."

         SECTION 2. PLEDGE. The Pledgor hereby pledges to the Secured Parties all of the shares of beneficial interest in the Tenant (the "PLEDGED SHARES") listed in EXHIBIT A attached hereto and all other shares of beneficial interest in the Tenant in which the Pledgor may have rights from time to time and any other securities or other investment property and other collateral of the Pledgor now owned or hereafter acquired which under this Agreement are required to be pledged to the Secured Parties, and in each case, all certificates representing such Pledged Shares or other investment property or collateral, and all rights, options, warrants, stock or other securities or other property which may hereafter be received, receivable or distributed in respect of the Pledged Shares, together with all proceeds of the foregoing, including, without limitation, all dividends, cash, notes, securities or other property from time to time acquired, receivable or otherwise distributed in respect of, or in exchange for, the foregoing, (the Pledged Shares and any additional securities or collateral pledged hereunder, collectively, the "PLEDGED COLLATERAL"), and the Pledgor hereby grants to the Secured Parties a security interest in all of the Pledged Collateral and the proceeds thereof as security for the due and punctual payment and performance of the Secured Obligations (as hereinafter defined).

         The Pledgor has delivered to and deposited with the Secured Parties any and all certificates or other instruments representing the Pledged Collateral and undated trust share powers endorsed in blank, as security for the payment and performance of all of the Secured Obligations. If in the future the Pledgor possesses or controls any other certificates or other instruments representing the Pledged Collateral, the Pledgor shall immediately and without notice deliver the same to the Secured Parties together with undated trust share powers

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endorsed in blank, as security for the payment and performance of all of the
Secured Obligations.

         SECTION 3. SECURED OBLIGATIONS. For purposes of this Agreement, the term "SECURED OBLIGATIONS" shall mean the payment and performance of each and every obligation of the Tenant and the Guarantor under the Transaction Documents or relating thereto, whether now existing or hereafter arising, and including, without limitation, the payment of the full amount of the Rent payable under the Master Lease.

         SECTION 4. REPRESENTATIONS OF THE PLEDGOR. The Pledgor covenants that the Pledged Shares are duly and validly pledged to the Secured Parties in accordance with law and the Pledgor shall warrant and defend the Secured Parties' right, title and security interest in and to the Pledged Shares against the claims and demands of all persons whomsoever. The Pledgor represents and warrants to the Secured Parties that the Pledgor has good and marketable title to all the Pledged Shares, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever; that the Pledged Shares are not subject to any restriction on transfer contained in the Declaration of Trust or any other charter documents of the Tenant or in any agreement or instrument to which the Tenant or the Pledgor is a party or by which the Tenant or the Pledgor is bound which would prohibit or restrict the pledge of the Pledged Shares hereunder or the disposition thereof upon default hereunder; that all of the Pledged Shares have been duly and validly issued and are fully paid for and nonassessable; and that the Pledged Shares constitute all of the presently issued and outstanding shares of the beneficial interests of the Tenant.

         SECTION 5. COVENANTS OF THE PLEDGOR. The Pledgor hereby covenants and agrees that it shall not sell, convey or otherwise dispose of any of the Pledged Collateral nor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than the liens on and security interests in the Pledged Collateral created hereby. The Pledgor further covenants and agrees that it shall not consent to or approve the issuance of any additional shares of beneficial interest in the Tenant. The Pledgor further covenants and agrees that, until the Secured Obligations are paid in full, the Pledgor shall not change the state of its incorporation or its corporate name without providing the Secured Parties with thirty (30) days' prior written notice and making all filings and taking all such other actions as the

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Secured Party determines are necessary or appropriate to continue or perfect the security interest granted hereunder.

         SECTION 6. FILING OF FINANCING STATEMENTS ETC. The Pledgor authorizes the Secured Parties to file from time to time one or more financing statements describing the Pledged Collateral. The Pledgor will cooperate with the Secured Parties at their request from time to time in obtaining control agreements in form and substance reasonably satisfactory to the Secured Parties with respect to any collateral investment property, deposit accounts, or other Pledged Collateral as to which the Secured Parties determine such agreements are necessary or appropriate to perfect the security interest granted hereunder.

         SECTION 7. DISTRIBUTIONS, ETC. Upon the dissolution, winding up, liquidation or reorganization of the Tenant, whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Tenant, if any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Parties, to be held as collateral security for the Secured Obligations. If any dividend shall be declared on any of the Pledged Collateral (excluding cash dividends), or any share of beneficial interest or fraction thereof shall be issued pursuant to any split of beneficial interests involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Tenant, the shares or other property so distributed shall be delivered to the Secured Parties to be held as collateral security for the Secured Obligations.

         SECTION 8. EVENT OF DEFAULT. For purposes of this Agreement, the term "EVENT OF DEFAULT" shall mean (a) the occurrence of an Event of Default under the Transaction Documents; (b) the failure of the Guarantor to comply with any of its covenants or obligations under the Guaranty and the continuation thereof for a period of ten (10) Business Days after written notice thereof; (c) the failure of the Pledgor to comply with any of its covenants or obligations under this Agreement and the continuation thereof for a period of ten (10) Business Days after written notice thereof; or (d) any representation or warranty contained herein or made by the Pledgor in connection herewith shall prove to have been false or misleading in any material respect when made.

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         SECTION 9. REMEDIES. (a) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees, subject to the provisions of the Uniform Commercial Code or other applicable law.

         (b) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Secured Obligations, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all such rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, all such rights under the Declaration of Trust or any other charter document of the Tenant, and further including, without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Tenant, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Parties may determine.

         (c) Upon the occurrence and during the continuance of an Event of Default, the Secured Parties shall have all of the rights and remedies of a secured party under the Uniform Commercial Code or other applicable law and shall have the right to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Secured Parties shall give the Pledgor at least ten (10) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the Uniform Commercial Code) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor to the extent permitted by applicable law. All such sales shall be at such commercially reasonable price or prices

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as the Secured Parties shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales, the Secured Parties may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Parties may deem best. Upon any such sale or sales, the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of any kind or nature of the Pledgor, including any equity of redemption and any similar rights, all such equity of redemption and any similar rights being hereby expressly waived and released by the Pledgor to the extent permitted by applicable law. In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agrees to cause the Tenant to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, together with any other additional collateral security at the time received and held hereunder, shall be received and applied: FIRST, to the payment of all costs and expenses of such sale, including attorneys' fees; and SECOND, to the payment of the Secured Obligations in such order of priority as the Secured Parties shall determine; and any surplus thereafter remaining shall be paid to the Pledgor or to whomever may be legally entitled thereto (including, if applicable, any subordinated creditor of the Pledgor).

         The Pledgor recognizes that the Secured Parties may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Collateral for their own accounts, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Secured Parties shall have no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that private sales made under the foregoing circumstances may be deemed to have been made in a commercially reasonable manner. Nothing herein shall be deemed to require the Pledgor to effect a registration of the Pledged Collateral under the Securities Act of 1933.

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         (d) Upon the occurrence and during the continuance of any Event of
Default, the Secured Parties, in their discretion, may demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral. Upon the occurrence and during the continuance of any Event of Default, the Secured Parties shall further have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

         (e) The Secured Parties shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Parties elect to do any such act, the Secured Parties shall not be responsible to the Pledgor, other than for gross negligence or willful misconduct.

         (f) The Secured Parties shall have no obligation to marshal any assets in favor of the Pledgor, or against or in payment of the Secured Obligations or any other any other obligation owed to the Secured Parties by the Pledgor or any other person.

         SECTION 10. RIGHTS OF SECURED PARTIES. No course of dealing between the Pledgor and the Secured Parties nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided and provided under any of the Secured Obligations are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law, including, without limitation, the rights and remedies of a Secured Parties under the Uniform Commercial Code.

         SECTION 11. ASSIGNMENT, ETC. No waiver by the Secured Parties or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Parties of its interest under the Transaction Documents, the Secured Parties may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or assignee of such interest, whereupon such purchaser or purchasers shall become vested with all of the powers and rights

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given to the Secured Parties hereunder, and the Secured Parties shall thereafter be forever released and fully discharged from any liability or responsibility thereafter arising hereunder with respect to the rights and interests so assigned.

         SECTION 12. DUTY OF SECURED PARTIES. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Parties shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

         SECTION 13. WAIVERS, ETC. To the extent permitted by applicable law, the Pledgor, on its own behalf and on behalf of its successors and assigns, hereby waives presentment, demand, payment, notice of dishonor, protest and, except as otherwise provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Parties hereunder or in connection with any Secured Obligations. The Secured Parties may release, supersede, exchange or modify any collateral security it may from time to time hold and release, surrender or modify the liability of any third party without giving notice hereunder to the Pledgor. The Secured Parties shall be under no duty to exhaust its rights against any such collateral security or any such third party before realizing on the Pledged Collateral. Such modifications, changes, renewals, releases or other actions shall in no way affect the Pledgor's obligations hereunder.

         The Pledgor further waives any right it may have under the Constitution of the Commonwealth of Massachusetts (or under the constitution of any other state in which the any of the Pledged Collateral may be located), or under the Constitution of the United States of America, to notice (except for notice specifically required hereby) or to a judicial hearing prior to the exercise of any right or remedy provided by this Agreement to the Secured Parties, and waives its rights, if any, to set aside or invalidate any sale duly consummated in accordance with the foregoing provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. THE PLEDGOR'S WAIVERS UNDER THIS SECTION 12 HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

         SECTION 14. FURTHER ASSURANCES AS TO COLLATERAL; ATTORNEY-IN-FACT. From time to time hereafter, the Pledgor shall execute

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and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents (including, without limitation, financing statements, renewal statements, collateral assignments and other security documents), and shall take all such actions, as the Secured Parties may reasonably request, for the purposes of implementing or effectuating the provisions of this Agreement or of more fully perfecting or renewing the Secured Parties' rights with respect to the Pledged Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by the Pledgor which may be deemed to be a part of the Pledged Collateral) pursuant hereto and thereto. The Secured Parties are hereby appointed the attorney-in-fact, with full power of substitution, of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action, including, without limitation, executing, delivering and filing applications, certificates, instruments and other documents and papers with governmental authorities, and executing any instruments, including without limitation, assignments, conveyances and transfers which are required to be taken or executed by the Pledgor under this Agreement, on its behalf and in its name which appointment is coupled with an interest, is irrevocable and durable and shall survive the subsequent dissolution, disability or incapacity of the Pledgor.

         SECTION 15. NOTICES. (a) Any and all notices, demands, consents, approvals, offers, elections and other communications required or permitted under this Agreement shall be deemed adequately given if in writing and the same shall be delivered either in hand, by telecopier with electronic confirmation of receipt, or by mail or Federal Express or similar expedited commercial carrier, addressed to the recipient of the notice, postpaid and registered or certified with return receipt requested (if by mail), or with all freight charges prepaid (if by Federal Express or similar carrier).

         (b) All notices required or permitted to be sent hereunder shall be deemed to have been given for all purposes of this Agreement upon the date of electronic confirmation of receipt, in the case of a notice by telecopier, and, in all other cases, upon the date of receipt or refusal, except that whenever under

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this Agreement a notice is either received on a day which is not a Business Day or is required to be delivered on or before a specific day which is not a Business Day, the day of receipt or required delivery shall automatically be extended to the next Business Day.

         (c) All such notices shall be addressed,

         if to the Secured Parties to:

                  c/o Senior Housing Properties Trust
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. David J. Hegarty
                  [Telecopier No. (617) 796-8349]

         if to the Pledgor to:

                  c/o Five Star Quality Care, Inc.
                  400 Centre Street
                  Newton, Massachusetts  02458
                  Attn:  Mr. Evrett W. Benton
                  [Telecopier No. (617) 332-2261]

         (d) By notice given as herein provided, the parties hereto and their respective successor and assigns shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses effective upon receipt by the other parties of such notice and each shall have the right to specify as its address any other address within the United States of America or to such other address as the party to whom such notice is directed may have designated in writing to the other parties hereto.

         SECTION 16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and the term "Secured Parties" shall be deemed to include any other holder or holders of any of the Secured Obligations. Where the context so permits or requires, terms defined herein in the singular number shall include the plural, and in the plural number, the singular. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which, when so executed and delivered, shall be an original and all of which shall together constitute one and the same agreement.

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         SECTION 17. APPOINTMENT OF AGENT FOR SECURED PARTIES. Each of the
Secured Parties hereby appoints CCC Financing I Trust as its agent for the following purposes under this Agreement (including, without limitation, the full power and authority to act of the Secured Parties' behalf for such purposes):
(i) to give or receive notices, demands, claims and other communications on behalf of the Secured Parties under this Agreement and (ii) to receive and hold any and all certificates or other instruments representing the Pledged Collateral which are to be delivered from time to time by the Pledgor to the Secured Parties in accordance with the terms and conditions of this Agreement.

         SECTION 18. REINSTATEMENT. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Secured Parties in respect of the Pledged Collateral is rescinded or must otherwise be restored or returned by the Secured Parties upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for the Pledgor or any substantial part of its or property, or otherwise, all as though such payments had not been made.

         SECTION 19. RESTRICTIONS ON TRANSFER. To the extent that any restrictions imposed by the Declaration of Trust or any other charter documents of the Tenant or any other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Secured Parties of any right granted hereunder including, without limitation, the right of the Secured Parties to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions, and the Pledgor hereby agrees that it will take any action which the Secured Parties may reasonably request in order that the Secured Parties may obtain and enjoy the full rights and benefits granted to the Secured Parties by this Agreement free of any such restrictions.

         SECTION 20. APPLICABLE LAW. This Agreement and any other instruments executed and delivered to evidence, complete or perfect the transactions contemplated hereby and thereby shall be interpreted, construed, applied and enforced in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts regardless of (i) where any such instrument is executed or delivered; or (ii) where any payment or other performance required by any such instrument is made or required to be made; or
(iii) where any breach of any

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provision of any such instrument occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than the Commonwealth of Massachusetts; or (vii) any combination of the foregoing.

         SECTION 21. ARBITRATION. The Secured Parties or the Pledgor may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration hereunder. Any such dispute shall be resolved in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

         In the event the Secured Parties or the Pledgor shall elect to submit any such dispute to arbitration hereunder, the Secured Parties and the Pledgor shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty (30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either the Secured Parties or the Pledgor shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten
(10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between the Secured Parties and the Pledgor, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the

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respective party engaging such counsel or calling or engaging such witnesses.

         The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to the Secured Parties and one to the Pledgor. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

         The Secured Parties and the Pledgor acknowledge and agree that, to the extent any such dispute shall involve any Manager and be subject to arbitration pursuant to such Manager's Management Agreement, the Secured Parties and the Pledgor shall cooperate to consolidate any such arbitration hereunder and under such Management Agreement into a single proceeding.

         SECTION 22. SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, but this Agreement shall be reformed and construed and enforced to the maximum extent permitted by applicable law.

         SECTION 23. ENTIRE CONTRACT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and shall supersede and take the place of any other instruments purporting to be an agreement of the parties hereto relating to the subject matter hereof.

         SECTION 24. HEADINGS; COUNTERPARTS. Headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument, and in pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         SECTION 25. NONLIABILITY OF TRUSTEES. THE DECLARATIONS OF TRUST ESTABLISHING CERTAIN OF THE SECURED PARTIES, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATIONS"), ARE DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDE THAT THE NAMES "CCC CORAL OAKS TRUST," "CCC FINANCING I TRUST," "CCC

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FORUM CROSSING TRUST," "CCC FORWOOD MANOR TRUST," "CCC FOUNTAINVIEW TRUST," "CCC
OF KENTUCKY TRUST," "CCC OHIO HEALTHCARE TRUST," "CCC PUEBLO NORTE TRUST," "CCC REMINGTON TRUST," "CCC WINCHESTER TRUST," AND "CCC WOODLANDS TRUST" REFER TO THE TRUSTEES UNDER EACH DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY
OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF SUCH ENTITIES SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, SUCH ENTITIES. ALL PERSONS DEALING WITH SUCH ENTITIES, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF SUCH ENTITIES FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.



                  [Remainder of page intentionally left blank.]

         WITNESS the execution hereof under seal as of the date above first written.

                                    PLEDGOR:

                                    FSQ, INC.,
                                    a Delaware corporation

                                    By:
                                       ----------------------------------------
                                               Its (Vice) President

                                    SECURED PARTIES:

                                    CCC CORAL OAKS TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC FINANCING I TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC FORUM CROSSING TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC FORWOOD MANOR TRUST

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                                    CCC FOUNTAINVIEW TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE.]

                                    CCC OF KENTUCKY TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC OHIO HEALTHCARE TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC PUEBLO NORTE TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC REMINGTON TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC WINCHESTER TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCC WOODLANDS TRUST

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCCP SENIOR LIVING LLC

                                    By:
                                       ----------------------------------------
                                       Its:
                                          -------------------------------------

                       [SIGNATURES CONTINUE ON NEXT PAGE.]

                                    CCDE SENIOR LIVING LLC

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCFL SENIOR LIVING LLC

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                    CCOP SENIOR LIVING LLC

                                    By:
                                      -----------------------------------------
                                      Its:
                                         --------------------------------------

                                    CCSL SENIOR LIVING LLC

                                    By:
                                       ----------------------------------------
                                       Its:
                                          -------------------------------------

                                    LEISURE PARK VENTURE
                                    LIMITED PARTNERSHIP

                                    By:
                                       ----------------------------------------
                                       Its:
                                           ------------------------------------

                                 OMITTED EXHIBIT

         The following exhibit to the Form of Pledge of Shares of Beneficial Interest Agreement:

Exhibit Letter        Exhibit Title
A                     Pledged Shares of Beneficial Interest

The Registrant agrees to furnish supplementally a copy of the foregoing omitted exhibit to the Securities and Exchange Commission upon request.